UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 27, 2014

Skinny Nutritional Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-51313

Nevada	88-0314792
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1211 Denbigh Lane Radnor, PA 19087 (Address and zip code of principal executive offices)

(610) 216-0057
(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03  Bankruptcy or Receivership.

(a).  Completion of Sale of Assets of the Company.

The information set forth in the Company’s Current Report on Form 8-K, dated January 17, 2014 is incorporated herein by reference.

On March 27, 2014, the Company completed the sale of substantially all of its assets (the “Sale”) to Skinny Nutritional LLC (the “Purchaser”), for an aggregate purchase price of $1,500,000 (the “Purchase Price”).  The Sale was made pursuant to an Asset Purchase Agreement, dated as of November 15, 2013, as amended by an Amendment to Asset Purchase Agreement, dated as of March 27, 2014, between the Company and the Purchaser (as amended, the “Asset Purchase Agreement”), and Orders of the Bankruptcy Court for the Eastern District of Pennsylvania (the “Bankruptcy Court”), dated January 15, 2017 and March 28, 2014.

In the Sale, the Purchase Price was paid as follows: (i) $132,000 was credited to the Purchaser in repayment of debtor-in-possession financing previously provided to the Company by the Purchaser; (ii) $835,000 was paid in cash to the Company; and (iii) $533,000 was paid by the delivery to the Company of a Promissory Note of the Purchaser (the “Note”).  The Note is payable in three equal installments on June 16, 2014, September 30, 2014 and December 15, 2014, and is secured by all of the assets of the Purchaser (including the assets of the Company sold to the Purchaser in the Sale).  The Company paid from the $835,000 cash portion of the Purchase Price the amount of $765,000 to Trim Capital, LLC (“Trim”) pursuant to a Settlement Agreement, dated as of November 11, 2013 (the “Trim Settlement Agreement”), by and among the Company and Trim Capital, Prime Capital LLC, Michael Salaman, Dachshund, LLC and Marc Cummins, approved by Order of the Bankruptcy Court, dated November 22, 2013, as modified and amended by Stipulations Modifying Settlement Agreement, dated February 18, 2014, and March 20, 2014.  The balance of $70,000 of the cash portion of the Purchase Price was retained by the Company.

Copies of (i) Order of the Bankruptcy Court, dated March 28, 2014, approving the Amendment to Asset Purchase Agreement and Further Modifying the Trim Settlement Stipulation; and (ii) Order of the Bankruptcy Court approving the Stipulations Modifying the Trim Settlement Stipulation are attached to this Report as Exhibits 99.1 -99.2, and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

99.1	Order of Bankruptcy Court approving Amendment to Asset Purchase Agreement and Further Modifying the Trim Settlement Stipulation

99.2	Order of Bankruptcy Court approving the Stipulations Modifying the Trim Settlement Stipulation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skinny Nutritional Corp.

	By:	/s/ Michael Salaman
Name: Michael Salaman
Title: Chief Executive Officer
Date: March 27, 2014